UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2020

Essential Utilities, Inc.

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or organization)	001-06659 (Commission File Number)	23-1702594 (I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange
6.00% Tangible Equity Units	WTRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2020, upon the recommendation of the Corporate Governance Committee of the Board of Directors (the “Board”) of Essential Utilities, Inc. (the “Company”), the Board amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”) to add a bylaw setting forth the process by which shareholders can include their director nominees in the Company’s annual meeting proxy materials (the “Proxy Access Bylaw”) and to explicitly authorize virtual meetings of shareholders as described below.

Under the Proxy Access Bylaw, any eligible shareholder, or eligible group of up to 20 shareholders, owning 3% or more of the Company’s common stock continuously for a three-year period and through the date of the next annual meeting of shareholders may, subject to certain limitations and conditions, nominate and include in the Company’s proxy materials for such annual meeting of shareholders a number of director nominees not to exceed the greater of (a) one director and (b) 20% of the directors then serving on the Board (rounded down to the nearest whole number). As a condition to the use of the Proxy Access Bylaw, the eligible shareholder or eligible group of shareholders and each director nominee must satisfy all of the requirements specified in the Proxy Access Bylaw, including the requirement that notice of a nomination be provided to the Company’s Secretary at the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date of the definitive proxy statement sent in connection with the preceding year’s annual meeting of shareholders. The Proxy Access Bylaw took effect upon adoption and the process will be first available to shareholders beginning with the Company’s 2022 annual meeting of shareholders.

In addition, consistent with Pennsylvania law, the Bylaws explicitly allow the Board to authorize holding a meeting of shareholders by means of the Internet or other electronic communications technology in a fashion pursuant to which the shareholders have the opportunity to read or hear the proceedings substantially concurrently with their occurrence, vote on matters submitted to the shareholders, pose questions to the directors of the Company, make appropriate motions and comment on the business of the meeting.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which has been filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Essential Utilities, Inc., as amended and restated as of December 23, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essential Utilities, INC.

By:	/s/ Christopher P. Luning
Christopher P. Luning
Executive Vice President, General Counsel and Secretary

Dated: December 28, 2020